BioSpecifics

TECHNOLOGIES CORP.

March 2011

(NASDAQ:BSTC)

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including statements regarding BioSpecifics' strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, its expected revenue growth, and any other statements containing the words "believes," "expects," "anticipates," "plans," "estimates" and similar expressions, are forward-looking statements. There are a number of important factors that could cause its actual results to differ materially from those indicated by such forward-looking statements, including the statements made by BioSpecifics and by its partner Auxilium regarding progress toward achievement of Auxilium's objectives for the U.S. launch of XIAFLEX® for Dupuytren's contracture; the ability of Pfizer to achieve its objectives for XIAPEX® in Europe; the success of the Phase 3 trials for XIAFLEX for the treatment of Peyronie's disease, which will determine the amount of milestone, royalty and sublicense income payments BioSpecifics may receive; the outcome of the dispute with Auxilium; the market potential for injectable collagenase for the treatment of canine lipomas; the Company's ability to restart the Chien-803 trial for injectable collagenase for the treatment of canine lipomas; the Company's ability to initiate and complete clinical trials in additional indications; and other risk factors identified in the Company's Form 10-K for the year ended December 31, 2009 and its reports on Form 8-K filed with the SEC. All forward-looking statements included in this presentation are made as of the date hereof, and the Company assumes no obligation to update these forward-looking statements.

BioSpecifics TECHNOLOGIES CORP

Company Overview

- Leading company developing injectable collagenase
  - Marketed in the US as XIAFLEX* for Dupuytren's contracture in adults with palpable cord in the palm
  - Positive clinical results in a broad variety of indications
- Strategic marketing alliances to maximize value of XIAFLEX
- Licensed to Auxilium for three indications (Dupuytren's contracture, Peyronie's disease and frozen shoulder), with potential future opt-in for other indications
  - Auxilium sub-licensed to Pfizer for Europe
  - EMA has granted approval for Dupuytren's in Europe; launch expected in 2011
- Significant future royalties, milestones, and additional payments expected
- Further trials for additional indications
  - Phase 3 pivotal clinical trials for Peyronie's
    - Study enrollment anticipated complete 1Q11
    - Top line results expected 1H12
- Strong patent/intellectual property portfolio-2028

* Registered Trademark: Auxilium Pharmaceuticals

BioSpecifics
TECHNOLOGIES CORP

XIAFLEX: Highly Purified Form of Injectable Collagenase

- Collagen is most abundant protein in humans
- Excess collagen including scar tissue causes many medical conditions
- Collagenase is specific for collagen
- Minimally invasive approach for removal of collagen
- XIAFLEX therapy has numerous potential clinical applications
- BioSpecifics has conducted trials in 12 clinical indications

BioSpecifics - Auxilium XIAFLEX Development and License Agreement

- Payments due to BioSpecifics from Auxilium
  - >$17.7M received to date
  - Low double digit royalties as % of worldwide net sales by Auxilium or Pfizer, independent of clinical indication, territory and sales volume
  - Additional mark-up on COGS
  - 8.5% of sub-license income from Pfizer
  - Modest milestones for additional indications, regulatory submissions and approvals in US or major countries in Europe

Auxilium – Pfizer Partnership for XIAPEX in Europe

- Pfizer responsible for marketing XIAPEX for Dupuytren's contracture and Peyronie's disease in 27 member countries of EU and 19 other European and Eurasian countries
- $6.4M upfront payment received by BioSpecifics
- $1.3M received in March 2010 from Auxilium for MAA acceptance of XIAPEX for Dupuytren's contracture in Europe
- BioSpecifics to receive:
- Potential sub-license income of $33.6M based on 8.5% of remaining $395M in future potential milestone payments to Auxilium from Pfizer. $30M due for 1st commercial sale in first major market and $30M in aggregate for each of the remaining major markets
    - All in addition to milestones due under BioSpecifics - Auxilium agreement

Overview of XIAFLEX for Dupuytren's Contracture

- Dupuytren's contracture: formation of collagen cord in palm that contracts and limits range of motion of fingers; significantly affects quality of life and daily activities
- XIAFLEX approved for treatment of adult Dupuytren's contracture patients with palpable cord; no restrictions re joints nor limitations on contracture severity
- Product efficacy and safety consistent with clinical data
- First and only FDA-approved nonsurgical treatment
- Launched in March 2010


Deep Flexor Tendon
Palmar fascia
Dupuytren's nodule
Superficial flexor tendon

Source: Auxilium Pharmaceuticals

Market Potential in US

- Surgeons highly receptive to use of XIAFLEX as alternative to surgery
- Average patient expected to need 1.1 vials per patient



Surgically Treated Annually
~70,000
Newly Diagnosed Annually
~300,000
Diagnosed Patients
1-3M
Prevalence: 3-6% of Adult Caucasian Population
6M - 11M

Source: Auxilium Pharmaceuticals

BioSpecifics

Dupuytren's Contracture Auxilium Phase 3 Results

- Primary endpoint: statistically significant reduction in contracture to within 0-5 degrees of normal; all secondary endpoints met with statistical significance
- Cord I trial (306 patients): 64% of XIAFLEX arm met primary endpoint vs. 6.8% for placebo ($p<0.001$); published in *NEJM* (September 2009)
- Cord II trial (66 patients): 44% of XIAFLEX arm met primary endpoint vs. 4.8% for placebo ($p<0.001$) *JHS* (December 2010)
- Serious local adverse events: flexor tendon rupture (3), pulley rupture, ligament injury, complex regional pain syndrome and sensory abnormality of the hand

Source: Auxilium Pharmaceuticals

Dupuytren's Contracture Recurrence Rates Post-Treatment

Treatment Option	Year 1	Year 2
BioSpecifics data:	6.7%	18%
Auxilium data:	7.4%	19.3%
Surgery:	-	34%
Needle fasciotomy:	-	85%*

- In June 2010, Auxilium announced data showing nominal recurrence rate of 19.3% for joints treated with XIAFLEX at two years, further supporting long-term benefit of XIAFLEX
- Auxilium data consistent with BioSpecifics data

Source: Auxilium Pharmaceuticals
* Data from mean of 2.3 years

BioSpecifics TECHNOLOGIES CORP

Auxilium Commercialization Effort

- ~ 100 field based personnel hired; sales reps, sales managers and reimbursement specialists
- Targeting ~6,000 physicians; hand, plastic, orthopedic and general surgeons and rheumatologists
- Key opinion leader and regional opinion leader support
- Risk Evaluation and Mitigation Strategy (REMS) program in place
- XIAFLEX C-code for institutional use effective as of July 1, 2010
- J-Code effective Jan. 1, 2011
- Specific CPT code for XIAFLEX recommended by ASSH expected to be issued in 2012
- Initiating a number of direct to patient programs to raise awareness
- Phase 4 studies planned on multiple cord injections and treatment of recurrences
- Auxilium anticipates 2011 net revenues between 55 and 67 M with approximately 50-60 M in US revenue including 5-7 M recognized from royalties and milestones from Pfizer

Source: Auxilium Pharmaceuticals

Pipeline


Indications
Phase 1
Phase 2
Phase 3
Marketing & Sales
Dupuytren's Contracture
Peyronie's Disease
Frozen Shoulder
Canine Lipoma
Lipoma
Cellulite

Overview of XIAFLEX for Treatment of Peyronie's Disease

- Excess of inelastic collagen causes penis curvature/deviation; distorts erection and results in pain, penile shortening, indentations and/or erectile dysfunction
  - Surgery only current proven treatment option but has multiple disadvantages
- Phase 3 initiated October 2010
- Enrollment completion anticipated for 1Q11
- Top line results expected by 1H12



Erect penis with Peyronie's


Glans
Inelastic collagen plaque causes curvature
Spongy erectile tissue

BioSpecifics

Market Potential of XIAFLEX for Peyronie's Disease in US and Europe

- Prevalence rate increases with age; average age of disease onset is 53 years
- Potential for market expansion based on larger number of vials used per patient
- Common association with other diseases such as Dupuytren's contracture, frozen shoulder, plantar fibromatosis and knuckle pads


>210,000 Potential Annual Candidates for XIAFLEX
Medical or Intralesional Therapy/Surgery Recommended
315,000
Patients Seeking Treatment
475,000
Prevalence: 5% of Adult Male Population

Source: Auxilium Pharmaceuticals

BioSpecifics

Peyronie's Disease
Phase 3 Design

- Randomized, double-blind, placebo-controlled
- 2:1 XIAFLEX to placebo
- 600 patients (300/trial) at 70 sites in US and Australia
- Open label study with 250 patients at 30 US, EU, and NZ sites
- PK study with 16 patients
- Four treatment cycles (2 vials/cycle x 4 cycles = 8 vials)
- 52 week follow up for patients in double blind study
- 36 week follow up for patients in open study
- Auxilium anticipates enrollment to be complete in phase 3 studies by Q1 2011

Source: Auxilium Pharmaceuticals

XIAFLEX Treatment for Frozen Shoulder

- Inflammation and thickening of shoulder capsule
- No FDA-approved pharmaceutical treatment
- 20-50M people worldwide affected
- 700,000 patients visit doctors annually in US
- Phase 2 trial demonstrated statistical significance (p=0.02) in active elevation from baseline at highest dose



BioSpecifics Frozen Shoulder Phase 2 Dose-Response Study Results



Active Elevation Change from
Baseline at 30-day Visit
Mean Degree
40
30
20
10
0
n=15
n=16
p=0.19
n=15
p=0.25
n=14
p=0.02
0 kU
2.5 kU
5.0 kU
10 kU*
Dose

Source: American Academy of Orthopaedic Surgeons in March 2006

** 10 kU = Dose approved for Dupuytren's Contracture*

BioSpecifics

Lipoma

- Encapsulated fat deposits occurring as bulges under the skin
- Human patients
  - Primary diagnosis in 575,000 US patients annually; no improvement without surgical intervention
  - Phase 1 trial showed 90% success rate in decreasing lipoma size by 50-90% after single treatment
- Canine patients
  - 1.7M dogs affected in US
  - Most frequent treatment option is surgery but requires general anesthesia

Canine Lipoma Overview

- Current treatment requires general anesthesia
- BioSpecifics veterinarian market survey
  - Each performed average 25 surgeries/lipoma excision annually
  - Estimate that they would use injectable collagenase product on 22 dogs per year
- 1 million potential injectable collagenase treatments for canine lipoma annually in US

Study Chien 802 Canine Lipoma

- Open label trial with single injection into benign subcutaneous lipomas.
  - No repeat treatments
- 3 dogs evaluable by CT Scan at 90 days post treatment
- Treated lipomas were 0%, 0%, and 7% of size at baseline vs. un-treated control lipomas increased by 29%, 13%, 28% from baseline
- Single injection resulted in average decrease of 97% size of lipoma and untreated had increase of 23% in lipoma size

Canine Lipoma Chien-803

- Double blind placebo controlled trial initiated
- 25 dogs with ≥ 2 lipomas, one treated with collagenase and other with placebo
- Follow up at days 1, 14, 30, 90
- Efficacy evaluated at 90 days post treatment based on primary endpoint of 50% decrease in size of lipoma by CT scan
- Voluntarily suspended pending resolution of dispute with Auxilium

Dispute with Auxilium

- Auxilium filed a complaint against us (Court of Common Pleas in Chester County, Pennsylvania) concerning our right to conduct clinical trials without Auxilium's approval
- Voluntarily agreed to suspend Chien-803; will not be initiating any new trials using injectable collagenase in animals or humans pending resolution of dispute
- Outcome of dispute will have no effect on amounts due to us from Auxilium for exercised indications (Dupuytren's, Peyronie's and Frozen Shoulder)
- Complaint seeks declaratory and injunctive relief, but not monetary damages
- Dispute has been sealed pending further court order

Cellulite

- Results from collagen fibrous septae held in an irregular pattern; causes skin dimpling
- Affects 85-98% of women
- Positive Phase 1 results


Before Collagenase
One month
after Collagenase
Six months
after Collagenase

Source: A. Dagum and M. Badalamente, *Plastic and Reconstructive Surgery* (September 15, 2006).

Injectable Collagenase Tested in 12 Indications and over 2500 Patients

- Dupuytren's contracture
- Peyronie's disease
- Frozen shoulder
- Human Lipoma
- Cellulite
- Keloids
- Hypertrophic scars
- Scarred tendons
- Glaucoma
- Herniated intervertebral discs
- Adjunct to vitrectomy
- Canine Lipoma

BioSpecifics
TECHNOLOGIES CORP

Intellectual Property

- XIAFLEX for Dupuytren's contracture and Peyronie's disease has Orphan Drug designation status in US granting 7 year exclusivity after approval
  - Under healthcare reform legislation for biologics, XIAFLEX should be entitled to 12 years of US market exclusivity, or until 2022, unless such legislation is amended
- Auxilium expects 10 year marketing exclusivity post-approval in Europe as first in class through 2021
- Manufacturing patent issued October 2010
- Royalties through 2028 based on pending and issued patents
- BioSpecifics owns or controls patents and patent applications for injectable collagenase to treat:
  - Dupuytren's contracture
  - Peyronie's disease
  - Frozen shoulder
  - Removal of adipose tissue
  - Others

BioSpecifics

Financial Highlights ($)

Cash and equivalents, short term investments as of 9/30/10	8,660,598

Third Quarter 2010 Income Statement

Revenues	1,004,097
Other income	17,487
Costs and expenses	(1,505,881)
Net profit (loss)	(484,297)
Net profit (loss) per share	(0.08)

Shares used in computation of basic and diluted net loss: 6,275,758

Anticipated 2011 Milestones

- EMA granted marketing approval for XIAPEX in Europe; Pfizer to launch in 2011
- Phase 3 pivotal clinical trials for Peyronie's disease
  - Study enrollment anticipated complete in 1Q11
  - Top line results expected in 1H12

Source: Auxilium Pharmaceuticals

Company Overview

- Leading company developing injectable collagenase
  - Marketed in the US as XIAFLEX* for Dupuytren's contracture in adults with palpable cord in the palm
  - Positive clinical results in a broad variety of indications
- Strategic marketing alliances to maximize value of XIAFLEX
- Licensed to Auxilium for three indications (Dupuytren's contracture, Peyronie's disease and frozen shoulder), with potential future opt-in for other indications
  - Auxilium sub-licensed to Pfizer for Europe
  - EMA has granted approval for Dupuytren's in Europe; launch expected in 2011
- Significant future royalties, milestones, and additional payments expected
- Further trials for additional indications
  - Phase 3 pivotal clinical trials for Peyronie's
    - Study enrollment anticipated complete 1Q11
    - Top line results expected 1H12
- Strong patent/intellectual property portfolio-2028

* Registered Trademark: Auxilium Pharmaceuticals

BioSpecifics Technologies Corp

BioSpecifics

TECHNOLOGIES CORP.

(NASDAQ:BSTC)